UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
              THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                          THE GREATER CHINA FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________
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     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     (5)  Total fee paid:

          ______________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ______________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     (3)  Filing Party:

          ______________________________________________________________________

     (4)  Date Filed:

          ______________________________________________________________________

                              D.F. King & Co., Inc.

                                TELEPHONE SCRIPT

                          THE CHINA GREATER FUND, INC.

INTRODUCTION

Hello, Mr./Ms. (Shareholder). My name is ___________, calling on behalf of The Greater China Fund, Inc. to follow-up on a recent mailing of proxy materials. Have you received the materials for The Greater China Fund, Inc. special shareholders meeting scheduled for June 28, 2007?

     If the shareholder states they just received the proxy in the mail and is concerned by the lack of time between the mailing and the call please state the following: We're calling earlier than we normally would as summer schedules, including vacations, tend to make it difficult to reach shareholders in a timely manner. We apologize for the inconvenience.

IF NO - Then help the shareholder obtain the material he/she requires. If a NOBO, give him/her the 800# and have them call back when they receive. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as "14" or "15".

IF YES - The Board of Trustees is asking you to consider proposals which they have studied carefully and they recommend that you vote in favor of the proposals. For your convenience, I can record your vote over the telephone right now. Is that okay?

IF YES - Do you have any questions before we proceed?

     Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of the proposal. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

     Here is how we will proceed. The call will be recorded. I will ask you for your name, your address and ONLY the last 4 digits of your social security number (or Tax Identification Number if shares are registered to an entity). Finally, I will confirm that you have received the proxy materials and take your vote. You will be mailed a letter confirming your votes, which will tell you how to make any changes, if you wish. Are you ready?

IF NO - Do you have any questions that I may answer about this proxy for you?

     Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of the proposal. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

     You can vote by signing and dating the proxy card you received, and returning it in the envelope provided. If you prefer, you can also vote by internet or touch-tone telephone by following the instructions in your mailing information. Are you sure that you wouldn't prefer voting your shares right now over the phone?

BEGIN THE VOTE

First, I'll reintroduce myself. My name is __________, calling from D.F. King & Co., Inc. on behalf of The Greater China Fund, Inc. Today's date is __________ and the time is __________.

May I please have your full name? [If shareholder is an entity: May I please have your title? Can you confirm that you are authorized to direct the voting of these Greater China Fund's shares?]

May I please have your address?

May I have the last 4 digits of your social security number? (If shareholder is an entity, ask for Tax Identification Number)

Input the last 4 digits of the SSN. You may not proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his shares. However, if the shareholder continues to resist, you have no choice but to politely end the call.

Have you received the proxy materials?

If the shareholder answers "no" offer to take their name and address and mail the proxy statement.

ACTUAL VOTING

The Board of Trustees is asking you to consider proposals which it has studied carefully. The Board recommends that you vote in favor of each proposal. Would you like to vote in favor of the proposals as recommended by the Board?

If you are required to read the proposal individually, end each proposal by saying, "The Board recommends that you vote in favor. How would you like to vote?" The valid responses are

                         F = For proposal.
                         A = Against proposal.
                         B = Abstain.

CLOSING

I have recorded your votes. You have voted __________. Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it on to the Fund. In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter. Thank you for your time.

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                            Answering Machine Message
--------------------------------------------------------------------------------

Hello, this message is regarding your investment in The Greater China Fund, Inc. You should have recently received proxy materials in the mail concerning the Special Shareholders Meeting to be held on June 28, 2007.

Your vote is important. Please sign, date and return the proxy card at your earliest convenience in the postage paid envelope provided.

If you prefer, you can also vote by Internet or touch-tone telephone by following the instructions included in the mailing information.

If you have any questions regarding the information that you are being asked to consider or need new proxy materials, please call our proxy solicitor D.F. King & Co., Inc. at 1-800-755-7250.

Thank you for your consideration.